RMB FUNDS

RMB Fund
RMB Mendon Financial Services Fund
RMB International Fund
RMB Japan Fund
RMB Small Cap Fund
RMB SMID Cap Fund

series of RMB Investors Trust (the “Trust”)
(each, a “Fund” and collectively, the “Funds”)

Supplement Dated January 2, 2024 to the Funds’ Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2023

Notification of Adviser Merger

RMB Capital Management, LLC, the Funds’ investment adviser (“RMB”), has merged with Curi Wealth Management, LLC, effective January 1, 2024. RMB is the surviving entity of the merger with a new name, “Curi RMB Capital, LLC” (“Curi RMB” or the “Adviser”). Curi Capital, LLC owns a majority interest in the Adviser, and RMB Capital Holdings LLC, in which RMB’s partners hold equity, holds a minority stake in the Adviser. The merger has not and is not anticipated to result in any material change in the day-to-day management of the Funds.

The merger resulted in a change of control of RMB. Consistent with the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”) and the terms of (i) the investment advisory agreement between RMB and the Trust, on behalf of the Funds (the “Advisory Agreement”), and (ii) the sub-advisory agreement between RMB and Mendon Capital Advisors Corp. (the “Sub-Adviser”) with respect to the RMB Mendon Financial Services Fund (the “Sub-Advisory Agreement”), the change of control of RMB constituted an assignment of the Advisory Agreement and the Sub-Advisory Agreement resulting in the automatic termination of those agreements.
The Board of Trustees of the Trust (the “Board”), at an in-person meeting held on December 13, 2023, approved an interim investment advisory agreement and interim sub-advisory agreement, each with substantially the same terms and conditions as its corresponding Advisory Agreement and Sub-Advisory Agreement, respectively, in order to allow Curi RMB and the Sub-Adviser to continue managing the Funds. In accordance with Rule 15a-4 under the 1940 Act, the interim agreements provide for, among other matters: (i) a duration no greater than 150 days beginning January 1, 2024; (ii) the same compensation as the corresponding Advisory Agreement and Sub-Advisory Agreement; (iii) termination of an interim agreement at any time with respect to a Fund by the Board or a majority of the Fund’s outstanding voting securities, without the payment of any penalty, on not more than 10 calendar days’ written notice to the Adviser or Sub-Adviser, as applicable; and (iv) that the compensation earned under the interim agreements be held in an interest-bearing escrow account with the Funds’ custodian or a bank, pending approval of a new investment advisory agreement and sub-advisory agreement by the Funds’ shareholders. Approval of the interim agreements by Fund shareholders is not required and was not sought.

At the December 13, 2023 in-person Board meeting, the Board also approved a new investment advisory agreement between Curi RMB and the Trust, on behalf of the Funds (the “New Advisory Agreement”), and a new sub-advisory agreement between Curi RMB and the Sub-Adviser with respect to the RMB Mendon Financial Services Fund (the “New Sub-Advisory Agreement”). The Board has called a special meeting of the Funds’ shareholders to be held on or about March 20, 2024 at which shareholders will be asked to approve the New Advisory Agreement and New Sub-Advisory Agreement . The New Advisory

Agreement and the New Sub-Advisory Agreement each reflect the same fee level as the corresponding Advisory Agreement and Sub-Advisory Agreement. The New Advisory Agreement and the New Sub-Advisory Agreement will each take effect, and the corresponding interim investment advisory agreement and interim sub-advisory agreement will terminate, upon receiving the requisite approval of Fund shareholders at the special meeting.

In accordance with the foregoing, all references (including through the use of defined terms) in the Funds’ Prospectus and SAI to RMB Capital Management, LLC (defined therein as the “Adviser” or “RMB”) are replaced with Curi RMB Capital, LLC (hereafter defined as the “Adviser” or “Curi RMB”), and all references (including through the use of defined terms) in the Funds’ Prospectus and SAI to investment advisory agreement and sub-advisory agreement are replaced with interim investment advisory agreement and interim sub-advisory agreement, respectively.

In addition, the first five paragraphs of the section of the Prospectus titled “The Investment Adviser” are replaced with the following:

The Investment Adviser

Curi RMB, located at 115 South LaSalle Street, 34th Floor, Chicago, Illinois 60603, is the investment adviser to each Fund since January 1, 2024. Prior to January 1, 2024, RMB Capital Management, LLC (“RMB Capital”), which was founded in 2005, served as each Fund’s (including any predecessor funds’) investment adviser since the dates set forth below.

Fund:	Advised by RMB Capital until January 1, 2024, and since:
RMB Fund	July 2016
Financial Services Fund	July 2016
International Fund	December 2017
Japan Fund	December 2017
Small Cap Fund(1)	June 2017
SMID Cap Fund(1)	June 2017
(1) The Small Cap Fund and SMID Cap Fund commenced operations as series of the Trust upon completion of the IronBridge Reorganizations on June 21, 2019. Previously, RMB Capital served as investment adviser to the IronBridge Small Cap Fund (predecessor to the Small Cap Fund) and the IronBridge SMID Cap Fund (predecessor to the SMID Cap Fund) (collectively, the “IronBridge Predecessor Funds”) since June 24, 2017.

On January 1, 2024, RMB Capital merged with Curi Wealth Management, LLC and became Curi RMB. Curi RMB is an independent diversified financial services firm that provides advisory and investment services to individuals, families, employers, trusts, family offices, endowments, and other institutions.

Pursuant to an interim investment advisory agreement, the Adviser is responsible for managing the investment and reinvestment of each Fund’s assets in accordance with the Fund’s investment objective and policies, including economic research, industry and company analysis, the purchase and sale of portfolio securities, and maintaining books and records of the Fund. The Adviser also has overall responsibility for the general management of the Funds’ operations, including arranging for and assisting the Board with oversight of the services provided by third-party service providers. In return for its services, the Adviser receives a fee from each Fund as set forth below under the heading “Management Fees and Expense Limitation Agreement.” The compensation earned under the interim investment advisory agreement is held in an interest-bearing escrow account with the Funds’ custodian or a bank, pending approval of a new investment advisory agreement by the Funds’ shareholders.

With respect to the Financial Services Fund, the Adviser has entered into an interim sub-advisory agreement with Mendon pursuant to which Mendon provides the Fund with investment advice,

consistent with the Fund’s investment objective and policies, subject to the oversight of the Adviser. The Adviser pays a sub-advisory fee to Mendon out of the Adviser’s own assets. Mendon’s sub-advisory fee earned under the interim sub-advisory agreement is held in an interest-bearing escrow account with the Financial Services Fund’s custodian or a bank, pending approval of a new sub-advisory agreement by the Fund’s shareholders. The Fund is not responsible for paying any portion of the sub-advisory fee to Mendon.

Advisory and Sub-Advisory Agreement Approval

A discussion regarding the Board of Trustees’ basis for approving (1) the interim investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser and (2) the interim sub-advisory agreement between the Adviser and Mendon with respect to the Financial Services Fund, will be included in the annual report for these Funds for the period ended December 31, 2023.

The first three paragraphs of the section of the SAI titled “Investment Management and Other Services – Investment Adviser” are replaced with the following:

Curi RMB, located at 115 South LaSalle Street, 34th Floor, Chicago, Illinois 60603, is the investment adviser to each Fund. Curi RMB is an independent diversified financial services firm that provides advisory and investment services to individuals, families, employers, trusts, family offices, endowments, and other institutions. Curi RMB is majority-owned by Curi Capital, LLC (“Curi Capital”), which is a wholly-owned subsidiary of MMIC Investment Holdings, Inc., which is wholly-owned by Curi Holdings, Inc. (“Curi”). Curi is a mutual insurance company, which is an insurance company owned by policyholders. Curi has three primary lines of business: (i) Curi Advisory helps medical practices with data-driven solutions to help protect, optimize and grow their practice; (ii) Curi Capital, which is majority owner of Curi RMB, provides financial advice and solutions to a wide array of clients; and (iii) Curi Insurance provides proactive solutions that protect medical practices and their owners and employees. Curi Capital was established in 2019 to offer wealth management and retirement plan services to Curi’s member physicians.

Compensation Information

Each Fund has entered into an interim investment advisory agreement (the “Interim Advisory Agreement”) with the Adviser, pursuant to which the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, or select a sub-adviser to carry out this responsibility, and (b) supervise all aspects of the Fund’s investment operations except those which are delegated to an administrator, custodian, transfer agent or other agent. The Funds bear all costs of their organization and operation that are not specifically required to be borne by another service provider.

As compensation for its services under the Interim Advisory Agreement, each Fund pays the Adviser monthly a fee based on a stated percentage of the average daily net assets of the Fund as set forth below. The compensation earned under the Interim Advisory Agreement is held in an interest-bearing escrow account with the Funds’ custodian or a bank, pending approval of a new investment advisory agreement by the Funds’ shareholders.

RMB Investors Trust
115 South LaSalle Street, 34th Floor
Chicago, Illinois 60603

Please retain this supplement with your Prospectus and SAI for future reference.